                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                                  THE THAI CAPITAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                          THE THAI CAPITAL FUND, INC.

                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                                 (800) 933-3440

                                                                  April 10, 1997

Dear Stockholders:

    The Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the "Fund") will be held at 9:30 A.M., New York time, on Friday, June 6, 1997, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005. A Notice and Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy are enclosed.

    At the Annual Meeting, the stockholders will (i) elect one Class II director and two Class III directors and (ii) consider the ratification of the selection of Price Waterhouse LLP as independent accountants. In addition, the stockholders who will be present at the Annual Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meeting in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board recommends that the stockholders vote in favor of each of the foregoing matters.

                                          Respectfully,

                                                [SIGNATURE]
                                          Shuichi Komori
                                          CHAIRMAN OF THE BOARD

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE TO INSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT.

                          THE THAI CAPITAL FUND, INC.
                                   ----------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 6, 1997

                            ------------------------

To the Stockholders of
The Thai Capital Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the "Fund") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Friday, June 6, 1997, at 9:30 A.M., New York time, for the following purposes:

    1. To elect one Class II director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 1999 and two Class III directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2000.

    2. To ratify or reject the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending December 31, 1997.

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on March 17, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

    You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. Your vote is important. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                            By order of the Board of Directors,

                                            Lawrence Jacob
                                            SECRETARY
April 10, 1997

                          THE THAI CAPITAL FUND, INC.
                                   ----------
                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE THAI CAPITAL FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Friday, June 6, 1997, at 9:30 A.M., New York time, and at any adjournments thereof.

    This Proxy Statement and the form of proxy are being mailed to stockholders on or about April 11, 1997. Any stockholder giving a proxy in advance of the Annual Meeting has the power to revoke it by mail (addressed to the Secretary, The Thai Capital Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE THAI CAPITAL FUND, INC., C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS, OR BY CALLING
(800) 933-3440 OR (201) 915-3020.

    The Board of Directors has fixed the close of business on March 17, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 6,278,588 shares of common stock. To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of March 17, 1997.

    Management of the Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    The Board of Directors recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of Meeting.

                           (1) ELECTION OF DIRECTORS

    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the three nominees listed below as directors of the Fund:

          CLASS II                  CLASS III
-----------------------------  --------------------
Damrongsuk Amatyakul              Shuichi Komori
                                 Alfred C. Morley

to serve for terms expiring on the date of subsequent Annual Meetings of Stockholders as follows: Class II in 1999 and Class III in the year 2000, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

    At their March 3, 1997 meeting, the Board of Directors elected Mr. Damrongsuk Amatyakul to fill the vacancy created by the resignation of Mr. Udom, whose resignation was effective as of December 31, 1996. Mr. Udom had served as a Class II director and Mr. Damrongsuk is therefore standing for election as a Class II director. Although the term of the Fund's Class II directors does not expire until the date on which the Annual Meeting of Stockholders is held in 1999, Maryland law and the Fund's By-laws require a director, regardless of Class, who is elected by the Board of Directors to fill a vacancy to stand for election at the next Annual Meeting of Stockholders.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of the Fund, as well as the other current directors of the Fund. Each of the nominees is now a director of the Fund and has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected.

NOMINEES

                                                           PRESENT OFFICE WITH THE
                                                     FUND, IF ANY, PRINCIPAL OCCUPATION                        SHARES
                                                          OR EMPLOYMENT DURING PAST                         BENEFICIALLY
                                                               FIVE YEARS AND                                  OWNED
            NAME (AGE) AND ADDRESS                            DIRECTORSHIPS IN                  DIRECTOR    FEBRUARY 28,
            OF NOMINEES/DIRECTORS                          PUBLICLY HELD COMPANIES                SINCE       1997(+)
----------------------------------------------  ---------------------------------------------  -----------  ------------
*          Damrongsuk Amatyakul (50)            President of the Fund, since March 1997;             1997       None
           30th - 32nd Floor                    President of The Mutual Fund Public Company,
           Lake Rajada Building                 Limited, since January 1997; Senior Executive
           193-195 Ratchadaphisek Road          Vice President of The Mutual Fund Public
           Khlong-Toey, Bangkok                 Company, Limited from 1991 to 1996; Director
           10110, Thailand                      of The Thailand International Fund Ltd.,
                                                since 1988; Director of Listed Companies
                                                Association, since

            PERCENT OF
              CLASS
---------  ------------
*               --

                                                           PRESENT OFFICE WITH THE
                                                     FUND, IF ANY, PRINCIPAL OCCUPATION                        SHARES
                                                          OR EMPLOYMENT DURING PAST                         BENEFICIALLY
                                                               FIVE YEARS AND                                  OWNED
            NAME (AGE) AND ADDRESS                            DIRECTORSHIPS IN                  DIRECTOR    FEBRUARY 28,
            OF NOMINEES/DIRECTORS                          PUBLICLY HELD COMPANIES                SINCE       1997(+)
----------------------------------------------  ---------------------------------------------  -----------  ------------
           Damrongsuk Amatyakul                 1989; Director of Alpine Real Estate Co.,
           (continued)                          Ltd. since 1990; Member of the Investment
                                                Advisory Council of The Thai Equity Fund,
                                                since 1990; Director of MFC International
                                                Ltd., since 1991; Director of The Thai Asset
                                                Fund Limited, since 1991; Director of The
                                                Thai-Asia Fund Limited, since 1996; Director
                                                of The Thai Prime Fund Limited, since January
                                                1997; Member of the Investment Advisory
                                                Council of The Thai Fund Inc., since January
                                                1997; Member of Investment Advisory Council
                                                of The Thailand Fund, since January 1997.
*          Shuichi Komori (53)                  Chairman of the Board of the Fund; Acting            1994       None
           Financial Square                     President of the Fund, from January 1997 to
           32 Old Slip, 14th Floor              March 1997; Chairman, since 1994, The Taiwan
           New York, NY 10005                   Equity Fund, Inc.; Chairman, since 1995, The
                                                Singapore Fund, Inc.; Chairman and Chief
                                                Executive Officer, Daiwa Securities America
                                                Inc., since 1994; Director, Daiwa Securities
                                                Co. Ltd., since 1991.
           Alfred C. Morley (70)                Financial Consultant, since 1991; Senior             1990      3,673
           119 Falcon Drive                     Director of Old Dominion Capital Management,
           Charlottesville, VA 22901            since 1991; Senior Advisor, from 1990 to
                                                1991, and President and Chief Executive
                                                Officer, 1990, Association for Investment
                                                Management and Research; Senior Advisor,
                                                since 1990, and President and Chief Executive
                                                Officer, from 1986 to 1990, Financial
                                                Analysts Federation; Senior Advisor, since
                                                1990, and President and Chief Executive
                                                Officer, from 1984 to 1990, Institute of
                                                Chartered Financial Analysts; Director, since
                                                1990, The Singapore Fund, Inc.

            PERCENT OF
              CLASS
---------  ------------
*               --
                **

                                                           PRESENT OFFICE WITH THE
                                                     FUND, IF ANY, PRINCIPAL OCCUPATION                        SHARES
                                                          OR EMPLOYMENT DURING PAST                         BENEFICIALLY
                                                               FIVE YEARS AND                                  OWNED
            NAME (AGE) AND ADDRESS                            DIRECTORSHIPS IN                  DIRECTOR    FEBRUARY 28,
            OF NOMINEES/DIRECTORS                          PUBLICLY HELD COMPANIES                SINCE       1997(+)
----------------------------------------------  ---------------------------------------------  -----------  ------------
OTHER CURRENT DIRECTORS

           Austin C. Dowling (65)               Director, from 1984 to 1991, Office of            1990         1,250
           1002E Long Beach Boulevard           Finance, Federal Home Loan Bank System;
           North Beach, NJ 08008                President, from 1987 to 1991, The Financing
                                                Corporation (U.S. government agency);
                                                President, from 1989 to 1991, The Resolution
                                                Funding Corporation; Director, since 1992,
                                                The Japan Equity Fund, Inc.

           Robert F. Gurnee (69)                Chairman and Chief Executive Officer, since          1990      1,500
           3801 Kennett Pike                    1990, Financial Integrity Group Inc. (bank
           Building C, Suite 201                and financial services consulting firm);
           Greenville, DE 19807                 Director, since 1991, Vestaur Securities Co.;
                                                Director, since 1992, The Japan Equity Fund,
                                                Inc.; Director, Cross Country Bank
                                                (Wilmington, DE), since 1996.
           Virabongsa Ramangkura (53)           Member of the Thai Senate; Chairman, Economic        1992       None
           99 Surasak Road                      Board, National Research Bureau; Chairman,
           Bangrak, Bangkok                     Bangkok Expressway Public Co., Ltd., since
           10500, Thailand                      1993; Chairman, Advance Agro Public Co.,
                                                Ltd., since 1994; Chairman, Freccha Group
                                                Public Co., Ltd.; Member, The Thailand
                                                Development Research Institute and The
                                                Council of Trustees; Director, from 1996 to
                                                1997, Bangkok Airways Co., Ltd.; Chairman,
                                                from 1993 to 1994, Board of Commissioners of
                                                The State Railway of Thailand; Member, from
                                                1993 to 1994, National Land Transportation
                                                Committee of Thailand; Chairman, 1992,
                                                Council of Economic Advisors to The Prime
                                                Minister; Deputy Minister of Finance, from
                                                1991 to 1992.

            PERCENT OF
              CLASS
---------  ------------
OTHER CUR
                **
                **
                --

                                                           PRESENT OFFICE WITH THE
                                                     FUND, IF ANY, PRINCIPAL OCCUPATION                        SHARES
                                                          OR EMPLOYMENT DURING PAST                         BENEFICIALLY
                                                               FIVE YEARS AND                                  OWNED
            NAME (AGE) AND ADDRESS                            DIRECTORSHIPS IN                  DIRECTOR    FEBRUARY 28,
            OF NOMINEES/DIRECTORS                          PUBLICLY HELD COMPANIES                SINCE       1997(+)
----------------------------------------------  ---------------------------------------------  -----------  ------------
           Suvit Yodmani (54)                   Regional Director, Asia and the Pacific,             1991       None
           101 Ranong II,                       United Nations Environment Program, since
           Dusit, Bangkok                       1994; Vice President for Development, Asian
           10300, Thailand                      Institute of Technology, Bangkok, from 1992
                                                to 1994; Deputy Secretary General to the
                                                Prime Minister of Thailand for Political
                                                Affairs, from 1991 to 1992; Director of the
                                                Foundation for the Promotion of Nature
                                                Conservation and Environment Protection,
                                                since 1989; Senior Consultant to the
                                                President of the Asian Institution of
                                                Technology, since 1987; Adviser to the Prime
                                                Minister, Government House, from 1990 to
                                                1991.

            PERCENT OF
              CLASS
---------  ------------
                --

--------------------------
 + The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and directors.

 * Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Komori is deemed an interested person because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund's investment adviser, Daiwa International Capital Management (H.K.) Limited (the "Investment Adviser"), or because he is an officer of the Fund, or both. Mr. Damrongsuk is an interested person because of his affiliation with the Fund's investment manager, The Mutual Fund Public Company Limited (the "Investment Manager"), or because he is an officer of the Fund, or both.

**  Represented less than 1% of the outstanding shares at February 28, 1997.

    The Fund's Board of Directors held four regular meetings and one special meeting during the fiscal year ended December 31, 1996. Dr. Suvit and Dr. Virabongsa attended fewer than seventy-five percent of the aggregate number of meetings of the Board of Directors.

    The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Dowling, Gurnee and Morley and Dr. Suvit and Dr. Virabongsa. The Audit Committee held two regular meetings and one special meeting during the fiscal year ended December 31, 1996. Mr. Gurnee, Dr. Suvit and Dr. Virabongsa attended fewer than seventy five percent of the aggregate number of meetings of the Audit Committee. The Fund has neither a compensation nor a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUND

    Mr. Komori (age 53) has been Chairman of the Board of the Fund since December 1994 (see information provided above).

    Mr. Damrongsuk (age 50) has been President of the Fund since March 1997 (see information provided above).

    Daniel F. Barry (age 50), Vice President of the Fund since December 1992, was also Treasurer of the Fund from September 1991 to September 1994 and has been Senior Vice President of Daiwa Securities Trust Company ("DSTC"), the Fund's Administrator and Custodian, since June 1993. From June 1990 to June 1993, he was Vice President, Mutual Fund Administration of DSTC.

    Lawrence Jacob (age 52), Secretary of the Fund since May 1990, has been Senior Vice President since November 1985, and Assistant Secretary since February 1986, of Daiwa Securities America Inc.

    Edward J. Grace (age 50), Treasurer of the Fund since September 1994, was Assistant Treasurer of the Fund from September 1991 to September 1994 and has been a Vice President of DSTC since December 1992 and Assistant Vice President of DSTC from 1989 to December 1992.

    John J. O'Keefe (age 38), Assistant Treasurer of the Fund since September 1994, has been an Assistant Vice President of DSTC since January 1994 and was a Senior Accountant of DSTC from July 1990 to January 1994.

    Laurence E. Cranch (age 50), Assistant Secretary of the Fund since May 1990, has been a partner in the law firm of Rogers & Wells since 1980.

    Mr. Udom resigned as President and director of the Fund effective December 31, 1996.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate fee remuneration for directors not affiliated with the Investment Manager or the Investment Adviser was U.S. $46,450 during the fiscal year ended December 31, 1996. Each such non-affiliated director currently receives fees, paid by the Fund, of U.S. $750 for each directors' meeting attended in person or by telephone, U.S. $600 for each audit committee meeting attended in person or by telephone and an annual fee of U.S. $5,000. The officers and interested directors of the Fund received no compensation from the Fund.

    DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Fund, receives an administration fee and a custodian fee.

    Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its directors during the fiscal year ended December 31, 1996, as well as the total fee compensation paid to each director of the Fund by the Fund and by other investment companies advised by the Investment Manager, the Investment Adviser or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years:

                                                                    TOTAL
                                                PENSION OR       COMPENSATION
                                                RETIREMENT      FROM FUND AND
                                AGGREGATE    BENEFITS ACCRUED    FUND COMPLEX
                              COMPENSATION    AS PART OF FUND      PAID TO
      NAME OF DIRECTOR          FROM FUND        EXPENSES         DIRECTORS
----------------------------  -------------  -----------------  --------------
Shuichi Komori*+                $       0             None        $        0
Udom Vichayabhai++                      0             None                 0
Austin C. Dowling*                 10,550             None            20,500
Robert F. Gurnee*                   9,800             None            19,750
Alfred C. Morley*                  10,550             None            20,500
Virabongsa Ramangkura               8,450             None             8,450
Suvit Yodmani                       7,100             None             7,100

--------------------------
 * Also serves as a director of other investment companies for which an affiliate of Daiwa International Capital Management (H.K.) Limited, the Fund's investment adviser, serves as investment manager or investment adviser.

 + Mr. Komori, who is affiliated with the Investment Adviser, and considered an "interested person" of the Fund, does not receive any fee compensation from the Fund for his services as a director.

++ Mr. Udom resigned as a director of the Fund, effective December 31, 1996. However, Mr. Udom was affiliated with the Investment Manager of the Fund and, therefore, Mr. Udom did not receive any fee compensation from the Fund for his services as a director.

                  (2)  RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    At a meeting held on March 3, 1997, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), approved the selection of Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 1997, subject to stockholder approval. The Fund knows of no direct financial or material indirect financial interest of that firm in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

    This selection of independent accountants is subject to the ratification or rejection of the Fund's stockholders at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of DSTC. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The fee for such services is estimated at U.S. $3,500, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    It is important that you promptly submit your vote as a stockholder of the Fund. In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by June 6, 1997, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of the Fund intended to be presented at the 1998 meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not later than December 10, 1997.

                                          By order of the Board of Directors,

                                          Lawrence Jacob
                                          SECRETARY

One Evertrust Plaza
Jersey City, New Jersey 07302
April 10, 1997

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
                                                                SKU# TCFCM-PS-97

                           THE THAI CAPITAL FUND, INC.
                       c/o Daiwa Securities Trust Company
                One Evertrust Plaza, Jersey City, New Jersey 07302

            Proxy Solicited on Behalf of the Board of Directors for the
                 Annual Meeting of Stockholders on June 6, 1997

The undersigned stockholder of The Thai Capital Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Lawrence Jacob and Edward J. Grace, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 6, 1997 at 9:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 and 2 as set forth in this proxy and, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated April 10, 1997.

  --------------------------------------------------------------------------
      PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                              IN ENCLOSED ENVELOPE.
  --------------------------------------------------------------------------

Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should indicate his or her title.

-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------




                           THE THAI CAPITAL FUND, INC.
                       c/o Daiwa Securities Trust Company
                One Evertrust Plaza, Jersey City, New Jersey 07302

            Proxy Solicited on Behalf of the Board of Directors for the
                 Annual Meeting of Stockholders on June 6, 1997

The undersigned stockholder of The Thai Capital Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Lawrence Jacob and Edward J. Grace, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 6, 1997 at 9:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 and 2 as set forth in this proxy and, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated April 10, 1997.

  --------------------------------------------------------------------------
      PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                              IN ENCLOSED ENVELOPE.
  --------------------------------------------------------------------------

Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should indicate his or her title.

-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------

     PLEASE MARK VOTES
/X/  AS IN THIS EXAMPLE

                                1. Election of one Class II director to
----------------------------       serve for a term expiring on the date on
 THE THAI CAPITAL FUND, INC.       which the Annual Meeting of Stockholders
----------------------------       is held in 1996, and the Class III
                                   directors to serve for a term expiring
                                   on the date on which the Annual Meeting
                                   of Stockholders is held in the year 2000.

                                                                 With-  For All
                                          Class II         For   hold   Except
                                     Damrongsuk Amatyakul  ---    ---    ---
                                          Class III        / /    / /    / /
                                       Shuichi Komori,     / /    / /    / /
                                      Alfred C. Morley     ---    ---    ---

                                   NOTE: If you do not wish your shares voted
                                   "For" a particular nominee, mark the "For
                                   All Except" box and mark a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

                                                           For  Against Abstain
                                2. The ratification of     ---    ---    ---
                                   the selection of Price  / /    / /    / /
                                   Waterhouse  LLP as      / /    / /    / /
                                   independent accountants ---    ---    ---
                                   of the Fund for its
                                   fiscal year ending
                                   December 31, 1997.


Please be sure to sign and                      Mark box at right if an    ---
date this Proxy.      Date -----------          address change or          / /
                                                comment has been noted     / /
                                                on the reverse side of     ---
                                                this card.

                                                RECORD DATE SHARES:


-- Stockholder sign here -------- Co-owner sign here -------------





     PLEASE MARK VOTES
/X/  AS IN THIS EXAMPLE

                                1. Election of one Class II director to
----------------------------       serve for a term expiring on the date on
 THE THAI CAPITAL FUND, INC.       which the Annual Meeting of Stockholders
----------------------------       is held in 1996, and the Class III
                                   directors to serve for a term expiring
                                   on the date on which the Annual Meeting
                                   of Stockholders is held in the year 2000.

                                                                 With-  For All
                                          Class II         For   hold   Except
                                     Damrongsuk Amatyakul  ---    ---    ---
                                          Class III        / /    / /    / /
                                       Shuichi Komori,     / /    / /    / /
                                      Alfred C. Morley     ---    ---    ---

                                   NOTE: If you do not wish your shares voted
                                   "For" a particular nominee, mark the "For
                                   All Except" box and mark a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

                                                           For  Against Abstain
                                2. The ratification of     ---    ---    ---
                                   the selection of Price  / /    / /    / /
                                   Waterhouse  LLP as      / /    / /    / /
                                   independent accountants ---    ---    ---
                                   of the Fund for its
                                   fiscal year ending
                                   December 31, 1997.


Please be sure to sign and                      Mark box at right if an    ---
date this Proxy.      Date -----------          address change or          / /
                                                comment has been noted     / /
                                                on the reverse side of     ---
                                                this card.

                                                RECORD DATE SHARES:


-- Stockholder sign here -------- Co-owner sign here -------------